PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

(For purchasers resident in Alberta and Ontario)

TO:	WESCORP ENERGY INC. (the "Corporation")

AND TO:	BRYAN & COMPANY LLP, Barristers and Solicitors 2600, 10180 - 101 Street Edmonton, AB T5J 3Y2 Attention: Robert J. Bruggeman

Private Placement of up to 10,000,000 units (the “Units”) at US$0.50 per Unit, each Unit consisting of one share of common stock with a par value of $0.0001 (a “Common Share”) and one non-transferable share purchase warrant (a “Warrant”). Each Warrant will entitle the Subscriber to subscribe for one additional Common Share at a price of US$0.75 per share at any time up to 4:00 p.m. (the "Time of Expiry") local time in Edmonton, Alberta on that date which is 24 months from the date of issue (the "Expiry Date"). After six months from the date of issue, the Warrants shall be deemed exercised, in accordance with their terms, at any time prior to the Time of Expiry on the Expiry Date if the weighted average trading price of the Corporation's Common Shares as traded on the NASD OTC Bulletin Board for the previous ten (10) trading days was at least $1.50 per Common Share. In the event that the aggregate exercise price for the Warrants is not tendered to the Corporation with 30 days of their deemed exercise, at the option of the Corporation, such Warrants will be deemed cancelled and of no force and effect. The Units, the Common Shares, and the Warrants are collectively referred to in this Agreement as the “Securities”.

Subject to the terms and conditions contained in this subscription agreement, including the terms and conditions set forth in Schedule “A” hereto, we, the undersigned, hereby irrevocably subscribe for and agree to purchase Units of the Corporation in the amount set forth below.

(Name of Subscriber - please print)

By:
(Authorized Signature)

(Official Capacity or Title - please print)

(Please print name of individual whose signature appears above if different than the name of the Subscriber printed above.)

Register Units as set forth below:

(Name)

(Account Reference, if applicable)

(Subscriber's address)

(Telephone Number)

(Fax Number)

(Email Address)

Principal Amount of Units Purchased

Number of securities of the Corporation held prior to purchase of the Units

Deliver the Units as set forth below:

(Name)

(Account reference, if applicable)

(Contact Name)

(Address)

(Telephone Number)

All dollar amounts referred to in this agreement are in US dollars.

These securities are restricted securities as that term is defined in Rule 144 under the United States Securities Act of 1933 (the “U.S. Securities Act”). As restricted securities, they may be resold only in accordance with Rule 144 or Regulation S under the U.S. Securities Act or pursuant to an effective registration statement under the U.S. Securities Act or an exemption from the U.S. Securities Act. Hedging transactions involving these securities may not be conducted unless in compliance with the U.S. Securities Act.

These securities have not been registered with the United States Securities and Exchange Commission or the securities commission of any state. This subscription agreement does not constitute an offer to sell nor a solicitation of an offer to buy the securities in any jurisdiction in which such offer or solicitation would be unlawful. The securities may not be resold or transferred except as permitted pursuant to registration under the U.S. Securities Act or an exemption from it.

These securities have not been recommended by any federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not reviewed, confirmed or determined the accuracy or adequacy of this document. Any representation to the contrary is a criminal offense.

ACCEPTANCE: The Corporation hereby accepts the above subscription this _____ day of ______________, 2006.

WESCORP ENERGY INC.

Per:

SCHEDULE "A"

TERMS AND CONDITIONS OF SUBSCRIPTION FOR

UNITS OF WESCORP ENERGY INC.

1.	Acknowledgements re: Hold Periods and Resale Restrictions

We understand and acknowledge the following:

(a)	the Warrants are not assignable or transferable without the prior written consent of the Corporation;

(b)
Warrants may be exercised- in full or in part- by tendering notice and funds to the corporation, at any time up to 4 pm, the “time of expiry”, 24 months from the date of issue. At the “time of expiry” any remaining unexercised Warrants shall be “deemed exercised” ;the Warrants shall be deemed exercised, in accordance with their terms, at any time after six months from the date of issue and prior to the Time of Expiry on the Expiry Date if the weighted average trading price of the Corporation’s Common Shares as traded on the NASD OTC Bulletin Board for the previous ten(10) trading days was at least $1.50 per Common Share;

(c)
notwithstanding the deemed exercise of the Warrants, the Corporation shall not be obligated to issue the Common Shares issuable on the exercise of the Warrants unless and until the exercise price has been tendered to the Corporation and all other terms and conditions of the certificates representing the Warrants have been complied with by the holder;

(d)
in the event that the aggregate exercise for the Warrants is not tendered to the Corporation with 30 days of their deemed exercise, at the option of the Corporation, such Warrants will be deemed cancelled and of no force and effect;

(e)
we have been advised to consult our own legal advisers in connection with any applicable statutory hold periods and resale restrictions, both in Canada and in the United States, relating to the Units and the Common Shares issuable upon the exercise of the Warrants and no representation has been made by the Corporation or its representatives respecting the applicable statutory hold period or resale restrictions;

(f)
we are solely responsible (and the Corporation is not in any way responsible) for compliance with applicable hold periods and resale restrictions, including without limitation the filing of any documentation and, if applicable, the payment of any fees with any applicable securities regulatory authority, and we, and (if applicable) others on whose behalf we are contracting hereunder, are aware that we, and (if applicable) such others, may not be able to resell the Units or the Common Shares issuable upon the exercise of the Warrants except in accordance with limited exceptions under applicable securities legislation and regulatory policy and we and (if applicable) others on whose behalf we are contracting hereunder, will not sell, resell or otherwise transfer the Units and the Common Shares issuable upon the exercise of the Warrants except in compliance with applicable laws; and

(g)
we, on our own behalf and (if applicable) on behalf of others for whom we are contracting hereunder, specifically agree that we will not offer, sell, pledge or otherwise transfer the Units or the Common Shares issuable upon the exercise of the Warrants except: (i) to the Corporation; (ii) or inside the United States in a transaction, (A) made in compliance with an exemption from registration under the U.S. Securities Act provided by Rule 144 or Rule 144A thereunder, if available, and any applicable state securities laws of the United States or (B) in a transaction exempt from registration requirements under the U.S. Securities Act and any applicable state securities laws of the United States; we understand that the Units and the Common Shares issuable upon the exercise of the Warrants will bear a legend to the foregoing effect and that prior to any transfer pursuant to the foregoing clauses (ii) and (iii), the Corporation may require that the seller furnish the Corporation and the Corporation's transfer agent with an opinion of counsel of recognized standing, in substance and form satisfactory to the Corporation, that such transfer is exempt from registration under the U.S. Securities Act and any applicable state securities laws; we understand and acknowledge that the certificates for the Units and the Common Shares issuable upon the exercise of the Warrants and any certificates issued in replacement thereof or exchange therefor, shall have endorsed thereon a legend reflecting such restrictions on transfer and we understand and acknowledge that the Corporation is not obligated to file and has no present intention of filing with the United States Securities and Exchange Commission or with any state securities administrator or commission any registration statement in respect of resales of the Units or the Common Shares issuable upon the exercise of the Warrants in the United States.

2.	Delivery and Payment

We agree that the following must be delivered to the Corporation c/o Bryan & Company LLP, Barristers and Solicitors, 2600 Manulife Place, 10180 - 101 Street, Edmonton, Alberta T5J 3Y2, Attention: Robert J. Bruggeman, or by fax at (780) 428-6324:

(a)
a certified cheque, bank draft, money order or wire transfer payable to “Bryan & Company LLP In Trust”, representing the aggregate purchase price payable by us for the Units, unless other payment arrangements acceptable to the Corporation have been made. The entire purchase price for the Units must be paid at the time of subscription;

(b)	one completed and duly signed copy of this subscription agreement together with the exemption certification completed in the forms attached hereto as Schedule "B" or Schedule "C" as applicable;

(c)	such other documents as may be required pursuant to terms of this subscription agreement; and

(d)	all other documentation as may be required by applicable securities legislation.

3.	Closing

The Units herein subscribed for will be issued in connection with the creation, issue and sale (the "Offering") of Units totalling, in the aggregate, a minimum of US$500,000 (the "Minimum Amount") and up to a maximum of US$5,000,000 (the "Maximum Amount").

Delivery of and payment for the Units (the “Closing”) will be completed at the offices of Bryan & Company LLP, 2600 Manulife Place, 10180 - 101 Street, Edmonton, Alberta T5J 3Y2 upon the Corporation receiving subscriptions for at least the Minimum Amount. After receiving the Minimum Amount, the Corporation contemplates multiple Closings which will take place on such dates as may be determined by the Corporation until the Maximum Amount is achieved. Prior to acceptance of this subscription by the Corporation, the Corporation is at liberty to terminate the Offering at any time (whether or not the Minimum Amount is achieved) should market conditions change.

This subscription is subject to acceptance by the Corporation, as described below. Unless other arrangements have been made with the Corporation, certificates endorsed by the Corporation representing that the Common Shares and Warrants will be available for delivery to us in Edmonton, Alberta, at Closing against payment of the aggregate purchase price for the Units. If we choose not to attend the Closing to receive the certificates representing the Units, then the Corporation will deliver such certificates to us at the address set out for delivery on page 1 of this subscription agreement promptly after the Closing.

In the event that the Minimum Amount is not achieved on or before July 31, 2006, all subscription funds shall be returned without interest or deduction.

4.	Acceptance of Subscription

This subscription may be accepted in whole or in part and the right is reserved to the Corporation to allot to any subscriber less than the amount of the Units subscribed for. Without limiting the generality of the foregoing, this subscription shall not be accepted if the amount of the Units subscribed for is less than the Minimum Subscription Amount. Confirmation of acceptance or rejection of this subscription will be forwarded to us promptly after the acceptance or rejection of this subscription by the Corporation. If this subscription is rejected in whole, we understand that any certified cheques or bank drafts delivered by us to the Corporation representing the purchase price for the Units will be promptly returned to us without interest. If this subscription is accepted only in part, we understand that a cheque representing the purchase price for that portion of our subscription which is not accepted will be promptly delivered to us, without interest.

5.	Acknowledgements re: Prospectus Exemptions, etc.

We acknowledge and agree that the sale of the Units to us, or (if applicable) to such others, is conditional upon, among other things:

(a)
such sale being exempt from the prospectus filing requirements and the requirements for the delivery of an offering memorandum (as defined in any applicable Canadian securities legislation), of all applicable securities legislation relating to such sale or upon the issuance of such rulings, orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or delivering an offering memorandum; and

(b)	the Corporation obtaining any necessary regulatory approvals.

We also acknowledge and agree, that:

(a)
we have not received, requested or been provided with, nor have any need to receive, a prospectus, offering memorandum (as defined in any applicable Canadian securities legislation) or similar disclosure document relating to the offering of the Units and/or the business and affairs of the Corporation and that the decision to enter into this subscription agreement and purchase the Units has not been based upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation or any officer, director, employee or agent of the Corporation and that such decision is based entirely upon information set out in this subscription agreement and currently available public information concerning the Corporation;

(b)
there has not been any advertisement of the offering of the Units in printed public media, radio, television or telecommunications, including electronic display such as the Internet or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(c)
no agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to the Units or the Common Shares underlying the Units;

(d)
no prospectus has been filed by the Corporation with a securities commission or other securities regulatory authority in any province of Canada or any other jurisdiction in connection with the issuance of the Units and such issuances are exempt from the prospectus requirements otherwise applicable under the provisions of Canadian securities laws and, as a result, in connection with our purchase of the Units or the Common Shares underlying the Units hereunder:

(i)	we are restricted from using most of the civil remedies available under Canadian securities laws;

(ii)
we will not receive information that would otherwise be required to be provided to us under applicable securities laws or contained in a prospectus prepared in accordance with applicable securities laws; and

(iii)	the Corporation is relieved from certain obligations that would otherwise apply under such applicable securities laws;

(e)	the Units are being offered for sale only on a “private placement” basis; and

(f)	Bryan & Company LLP is acting as counsel to the Corporation pursuant to the Offering and is not acting as counsel to the purchasers of the Unit.

We acknowledge that the Corporation may be required to provide applicable securities regulatory authorities with a list setting forth the identities of the beneficial purchasers of the Units and we consent to the disclosure of any such information relating to our subscription hereunder as required for the Corporation to properly comply with all regulatory and legislative requirements.

We understand and acknowledge that: (i) none of the Units or the Common Shares underlying the Units have been or will be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) nor any applicable state securities laws and may not be offered or sold or re-offered or resold, directly or indirectly, in the United States or to any U.S. person (as defined in Regulation S under the U.S. Securities Act, a “U.S. Person”), unless such securities have been registered under the U.S. Securities Act and any applicable state securities laws, or are otherwise exempt from such registration; and (ii) certificates representing the Units and the Common Shares issuable upon the exercise of the Warrants and shall bear a legend to such effect.

6.	Registration Rights

We acknowledge and understand that the investor will be entitled to “piggy-back” registration rights for the Common Shares and Common Shares issuable upon the exercise of the Warrants within the next registration statement the Company will file with the SEC. We acknowledge and understand that the Corporation will file a S2SB Registration Application to the SEC within a 45 day period after the final closing of this Private Placement and that if the application is not filed with the SEC within 90 days the final closing, each investor will receive an additional 10% of the original units subscribed for.

7.	Conditions on Closing

We acknowledge and agree that, as the offering of the Units will not be qualified by a prospectus, the offering is subject to the condition that we execute and return to the Corporation, as applicable, all relevant documentation required by this subscription agreement, applicable securities legislation, regulations, rules and policies and applicable stock exchange rules.

We agree to: (i) provide the Corporation with such information and documents, including certificates, statutory declarations and undertakings, as the Corporation may reasonably require from time to time to comply with any filing or other requirements under applicable securities legislation, regulations, rules and policies and applicable stock exchange rules; and (ii) comply with the provisions of any applicable securities legislation, regulations, rules and policies and applicable stock exchange rules concerning any resale of the Units and the Common Shares issuable upon the exercise of the Warrant.

8.	Representations, Warranties and Covenants

We represent, warrant and covenant to and with the Corporation (and acknowledge that the Corporation is relying thereon) as follows:

(a)
Jurisdiction of Residence - we, and any person on whose behalf we are contracting, are resident or otherwise subject to the applicable securities legislation in the jurisdiction set out under “Subscriber's Address” on page 1 of this subscription agreement, and the purchase by and sale to us (and any person on whose behalf we are contracting), of the Units has occurred only in such jurisdiction. The address set out under “Subscriber’s Address” on page 1 was not created and is not used solely for the purpose of acquiring the Units and we, and any person on whose behalf we are contracting, were solicited to purchase in such jurisdiction and are acquiring the Units for our own account, or for the account of a person over which we exercise sole investment discretion, and we have the authority to make the statements set forth in this subscription agreement. We, and any person on whose behalf we are contracting, have not been formed solely for the purpose of entering into the transactions contemplated by this subscription agreement;

(b)
Prospectus Exempt Purchaser (Canadian Purchasers) - we make the representations, warranties and covenants set out below and in Schedules "B" or "C" to this subscription agreement, as applicable, with the Corporation and we may avail ourselves of one or more of the categories of prospectus exemptions contemplated therein (PLEASE CHECK ONE OF THE BOXES BELOW AND COMPLETE THE APPROPRIATE CERTIFICATE IN SCHEDULES "B" OR "C" ATTACHED HERETO, AS IS APPROPRIATE):

ACCREDITED INVESTOR EXEMPTION: We are resident in Alberta or Ontario, we are purchasing as principal and we are “accredited investors” within the meaning of National Instrument 45-106, by virtue of falling within one of the categories of "accredited investor" set forth in Schedule "B" attached hereto (PLEASE CHECK THE APPROPRIATE CATEGORY IN SCHEDULE "B" ATTACHED HERETO); OR

THE FAMILY, FRIENDS AND BUSINESS ASSOCIATES EXEMPTION: We are resident in Alberta, we are purchasing as principal and we fall within one of the categories set forth in Schedule "C" attached hereto (PLEASE CHECK THE APPROPRIATE CATEGORY IN SCHEDULE "C" ATTACHED HERETO);

(c)
Offshore Transaction - we represent and warrant to the Corporation that (i) we are not a “U.S. person” as that term is defined in Rule 902(c) of Regulation S; (ii) at the time of execution of this agreement, we were outside the United States and no offer of the Units was made to us within the United States; (iii) we purchased the Units for our own account and not on behalf of any U.S. person, and the sale of the Units has not been prearranged with any buyer in the United States; and (iv) we are not a distributor as defined in Regulation S. We will not, before the expiration of one year from the Closing (the “Restricted Period”), offer or sell the Units to U.S. persons or for the account or benefit of U.S. persons and will offer and sell the Units or the Common Shares issuable upon the exercise of the Warrants only in compliance with the provisions of Regulation S or a valid and effective registration statement covering the Units of the Common Shares.

(d)
Legend - upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, or Canadian securities laws the certificates representing the Units and the Common Shares issuable upon the exercise of the Warrants and all certificates issued in exchange therefor or in substitution thereof, shall bear a legend in substantially the form set forth below:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF ONLY (A) TO THE CORPORATION; (B) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT; (C) WITHIN THE UNITED STATES IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATIONS UNDER THE U.S. SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, AND THE SELLER HAS FURNISHED TO THE CORPORATION AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE CORPORATION PRIOR TO SUCH OFFER, SALE OR TRANSFER.”

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR (4) MONTHS AND ONE (1) DAY AFTER THE LATTER OF [(i)THE DISTRIBUTION DATE]; AND (ii) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN THE PROVINCE OR TERRITORY."

provided, that if the Units or Common Shares issuable upon the exercise of the Warrants are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act, the seller shall provide the Corporation with a declaration in the form attached hereto as Schedule “D”;

(e)
Investment Intent - we are acquiring the Units for our own account (or a trust account if the subscriber is a trustee) and not as a nominee. We understand that the purchase of the Units involves a high degree of risk and that we must bear the economic risk of this investment indefinitely unless sale of the Units is registered pursuant to the U.S. Securities Act, or an exemption from registration for their sale is available. We understand that, in the view of the United States Securities and Exchange Commission, the statutory basis for the exemption claimed for this transaction would not be present if the offering of the Units, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. We are acquiring the Units for investment purposes.

(f)
General Solicitation in the U.S. - we, on our own behalf and (if applicable) on behalf of others for whom we are contracting hereunder, acknowledge that we have not purchased the Units as a result of any general solicitation or general advertising, as such terms are used in Regulation D under the U.S. Securities Act, including without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(g)
No Sale in Violation of the Securities Laws - we covenant that we will not knowingly sell, transfer or otherwise dispose of the Units in violation of the U.S. Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or the rules and regulations of the Securities and Exchange Commission. We will only offer and sell the Units pursuant to an effective registration statement under the U.S. Securities Act or an exemption from the registration provisions of the U.S. Securities Act or outside the United States in accordance with applicable securities laws.

(h)
Resale Restrictions - we have been independently advised as to, and are aware of the restrictions with respect to trading in the Units and Common Shares underlying the Units pursuant to the applicable securities laws and any applicable stock exchanges;

(i)
Due Execution and Delivery - we are responsible for obtaining such legal advice as we consider necessary in connection with the execution, delivery and performance by us of this agreement and the transactions contemplated herein and we represent and warrant that such execution, delivery and performance shall not contravene any applicable laws of the jurisdiction in which we are resident;

(j)
Independent Tax Advice - we are solely responsible for obtaining such advice concerning the tax consequences of our investment in the Units and we are not relying on the Corporation for advice concerning such tax consequences;

(k)
Capacity - if we and, if applicable, any person on whose behalf we are contracting (i) are an individual, we have attained the age of majority and are legally competent to execute this subscription agreement and to perform all actions required pursuant hereto; or (ii) are a corporation, partnership, unincorporated association or other entity, we, as the case may be, have the legal capacity and competence to enter into and be bound by this subscription agreement and we further certify that all necessary approvals of directors, shareholders or otherwise have been given and obtained;

(l)
Authority - the entering into of this subscription agreement and the completion of the transactions contemplated herein will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, us or any purchaser on whose behalf we are contracting or of any agreement, written or oral, to which we are or such other purchaser is a party or by which we or such other purchaser are bound;

(m)
Enforceability - this subscription agreement has been duly and validly authorized, executed and delivered by us and, upon acceptance by the Corporation this subscription agreement will constitute a legal, valid and binding contract of ours, enforceable against us, in accordance with its terms;

(n)	No Representation re: Resale, Refund, Future Price or Listing - no person has made any written or oral representation to us:

(i)	that any person will resell or repurchase the Units or the Common Shares underlying the Units;

(ii)	that any person will refund the purchase price of the Units or the Common Shares underlying the Units other than as may be provided in this subscription agreement; or

(iii)	relating to the future price or value of the Units or the Common Shares underlying the Units.

(o)
Investment Experience - we have knowledge and experience with respect to investments of this type enabling us, to evaluate the merits and risks thereof and the capacity to obtain competent independent business, legal and tax advice regarding this investment;

(p)
Investment Intent - we are subscribing for the Units as principal for our own account and not for the benefit of any other person (within the meaning of applicable securities legislation) and not with a view to resale or distribution of all or any of the Units or the Common Shares underlying the Units, or in the case of a subscription for the Units, by us acting as trustee or agent (including, for greater certainty, a portfolio manager or comparable adviser) for a principal, that we are duly authorized to execute and deliver this subscription agreement and all other necessary documentation in connection with such subscription on behalf of each such beneficial person, each of whom is subscribing as principal for its own account, not for the benefit of any other person and not with a view to the resale or distribution of the Units;

(q)	Share Ownership - we own that number and type of securities of the Corporation set forth on page 1 of this subscription agreement; and

We acknowledge that the foregoing representations and warranties are made by us with the intent that they may be relied upon in determining our eligibility and the eligibility of any person on whose behalf we are contracting, to purchase the Units under relevant securities legislation and we hereby agree, on our own behalf and on behalf of any person on whose behalf we are contracting, to indemnify the Corporation against all losses, claims, costs, expenses and damages and other liabilities which it may suffer or incur as the result of or arising from the reliance by the Corporation on any such representation or warranty. We further agree that by accepting the Units we shall be representing and warranting that the foregoing representations and warranties are true as at Closing, with the same force and effect as if they had been made by us on such date and that they will survive the purchase by us of the Units and will continue in full force and effect notwithstanding any subsequent disposition by the us of the Units.

9.	Commissions

We acknowledge that the Corporation may pay cash commission, in accordance with all regulatory requirements, to agents for obtaining subscriptions in connection with the offering. The Corporation has retained non-exclusive agents for this offering.

10.	Survival

This subscription agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the Corporation and the undersigned for a period of three years from Closing notwithstanding the issuance of the Units or the Common Shares issuable upon the exercise of the Warrants.

11.	Governing Law

This agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein. We, hereby irrevocably attorn to the jurisdiction of the courts of the Province of Alberta with respect to any matters arising out of this agreement.

12.	Costs

All costs and expenses incurred by us (including any fees and disbursements of any counsel retained by us) relating to the purchase by us of the Units or the issuance of Common Shares issuable upon the exercise of the Warrants shall be borne by us.

13.	Assignment

This agreement is not transferable or assignable, in whole or in part, by us or (if applicable) by others on whose behalf we are contracting hereunder.

14.	Enurement

This agreement will be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

16	Entire Agreement and Headings

This agreement (including the schedules hereto) contains the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein. This agreement may be amended or modified in any respect by written instrument only. The headings contained herein are for convenience only and shall not affect the meanings or interpretation hereof.

17.	Time of Essence

Time shall be of the essence of this agreement.

18.	Counterparts and Facsimile Deliveries

This agreement may be executed in one or more counterparts, each of which counterparts when executed shall constitute an original and all of which counterparts so executed shall constitute one and the same instrument. The Corporation shall be entitled to rely on delivery of a facsimile copy of this agreement, including the completed schedules attached hereto, and acceptance by the Corporation of any such facsimile copy shall be legally effective to create a valid and binding agreement between the parties hereto in accordance with the terms hereof. Notwithstanding the foregoing, the undersigned shall deliver to the Corporation at the address specified in Section 3 hereof, an originally executed copy of this agreement, including the schedules attached hereto, within two business days of Closing.

SCHEDULE "B"

ALBERTA AND ONTARIO RESIDENTS ONLY

TO: WESCORP ENERGY INC.

The undersigned ("Subscriber") hereby represents, covenants and certifies to Wescorp Energy Inc that the Subscriber is:

1.    purchasing the securities of the Corporation as principal;

2.    it or its disclosed principal is resident in or subject to the laws of the Province of Alberta or the Province of Ontario, and

3.    it or its disclosed principal is an "accredited investor" (as that term is defined in National Instrument 45-106) by virtue of satisfying the indicated criteria on Appendix I hereto.

DATED this ___________ day of ________________________________, 20__.

Name of Entity

Authorized Signature

Print Name of Signatory

APPENDIX I TO SCHEDULE "B"

The undersigned represents, warrants and certifies that the Subscriber falls within the category of "Accredited Investor" which is initialled below:

________	(a)	a Canadian financial institution or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

________	(b)	the Business Development Bank incorporated under the Business Development Bank of Canada Act (Canada);

________	(c)
a subsidiary of any person referred to in paragraphs (a) to (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

________	(d)
a person registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

________	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada, as a representative of a person referred to in paragraph (d);

________	(f)	the government of Canada or a jurisdiction of Canada, or any crown Company, agency or wholly-owned entity of the government of Canada or a jurisdiction of Canada;

________	(g)
a municipality, public board or commission in Canada and a metropolitan community, school board, the comité de gestion de la taxe solaire do l'ile de Montreal or an intermunicipal management board in Quebec;

________	(h)	a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

________	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

________	(j)
an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds Cdn.$1,000,000;

________	(k)
an individual whose net income before taxes exceeded Cdn.$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded Cdn.$300,000 in each of the two most recent calendar years and who, in either case, has a reasonable expectation of exceeding the same net income level in the current calendar year;

________	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

________	(m)	a person, other than an investment fund, that has net assets of at least Cdn.$5,000,000 as shown on its most recently prepared financial statements;

________	(n)
an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in section 2.10 (minimum investment amount) of National Instrument 45-106, and section 2.1.9 (additional investment in investment funds) of National Instrument 45-106, or (iii) a person described in paragraphs (i) or (ii) that acquires or acquired securities under section 2.8 (investment funds reinvested) of National Instrument 45-106;

________	(o)
an investment fund that distributes, or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator, or, in Quebec, the securities regulatory authority, has issued a receipt;

________	(p)
a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

________	(q)
a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an advisor or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

________	(r)
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility advisor or other advisor or registered to provide advice on the securities being traded;

________	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraph (a) through (d) and paragraph (i) in form and function;

________	(t)
a person in respect of which all of the owners of interests, direct, indirect, or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors; or

________	(u)
an investment fund that is advised by a person registered as an advisor or a person that is exempt from registration and is an advisor, or the person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia after September 14, 2005.

For the purposes hereof:

"eligibility advisor" means

(a)
a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of securities being distributed, and

(b)
in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

(i)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

(ii)
have acted for or been retained personally or otherwise as an employee, an executive officer, a director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

“EVCC” means an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia) and whose business objective is making multiple investments;

“financial assets” means:

(a)	cash,

(b)	securities, or

(c)	a contract or insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

"investment fund" means a mutual fund or non-redeemable investment fund and, for greater certainty in British Columbia, includes an EVCC and a VCC;

"person" includes

(a)	an individual,

(b)	a corporation,

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(d)	an individual or other person in that person's capacity as a trustee, executor, administrator, or personnel or other legal representative;

“related liabilities,” means

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(b)	liabilities that are secured by financial assets.

“VCC” means a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia) whose business objective is making multiple investments.

SCHEDULE "C"

ALBERTA RESIDENTS ONLY

TO: WESCORP ENERGY INC.

The undersigned ("Subscriber") hereby represents, covenants and certifies to Wescorp Energy Inc that the Subscriber is:

1.	purchasing the securities of the Corporation as principal;

2.	it or its disclosed principal is resident in or subject to the laws of the Province of Alberta,

3.
it or its disclosed principal falls within the family, friends and business associate exemption (as set out in National Instrument 45-106) by virtue of satisfying the indicated criteria on Appendix 1 hereto

DATED this _________day of_______________________________, 20__.

Name of Entity

Authorized Signature

Print Name of Signatory

C-1

APPENDIX I TO SCHEDULE "C"

The Subscriber represents that the Subscriber falls within the category of "Family, Friends and Business Associates" which is initialled below:

________	(a)	a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

________	(b)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

________	(c)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

________	(d)
a close personal friend (by reason of the fact that Subscriber has known such individual for a sufficient period of time and in a sufficiently close relationship to be in a position to assess the capabilities and the trustworthiness of such individual) of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

________	(e)
a close business associate (by reason of the fact that Subscriber has had sufficient prior business dealings with such individual to be in a position to assess the capabilities and trustworthiness of such individual) of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

________	(f)	a founder of the Corporation or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Corporation;

________	(g)	a parent, grandparent, brother, sister or child of the spouse of a founder of the Corporation;

________	(h)	a person or Corporation of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in subsections (a) to (g) above; or

________	(i)	a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in subsections (a) to (g) above;

C-2

SCHEDULE “D”

DECLARATION

TO:	[name of company]

AND TO:	[name of transfer agent]

The undersigned (a) acknowledges that the sale of the securities of _______________________ (the “Corporation”) to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (b) certifies that (1) the undersigned is not an “affiliate” (as that term is defined in Rule 405 under the U.S. Securities Act) of the Corporation, a “distributor” (as that term is defined in Rule 902(d) of Regulation S under the U.S. Securities Act) or an affiliate of a distributor or acting on behalf of any of the foregoing, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order is originated, the buyer is outside the United States, or the seller and any person acting on its behalf shall reasonably believe that the buyer is outside the United States, or (B) the transaction will be executed in, on or through the facilities of a “designated offshore securities market” (as that term is defined in Rule 902(b) of Regulation S under the U.S. Securities Act) and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any “directed selling efforts” (as that term is defined in Rule 902(c) of Regulation S under the U.S. Securities Act) in the United States in connection with the offer and sale of such securities (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act, and (6) the undersigned in making such sale has complied and will comply with the terms of Rule 904(b) of Regulation S. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

If requested by the Corporation and/or its registrar and transfer agent, the undersigned shall provide an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, to the effect that the sale complies with the terms of Rule 904 of Regulation S.

Dated: _______________	(Name of Holder - please print)
(Authorized Signature)
(Official Capacity - please print)
(please print here the name of the individual whose signature appears above, if different from the name of holder printed above)

D-1